Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Global Income Builder Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2015.

Walter R. Holman, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2015.

Fabian Degen, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2012.

Please Retain This Supplement for Future Reference

February 1, 2016

PROSTKR-577